Exhibit 99.1

Mid-Wisconsin Financial Services, Inc. Reports First Quarter 2012 Financial Results

April 23, 2012

Medford, Wisconsin

Mid-Wisconsin Financial Services, Inc. (OTCBB:  MWFS.OB), the holding company (“Company”) of Mid-Wisconsin Bank (“Bank”) headquartered in Medford, WI reported a net loss available to common shareholders of $141,000, or $0.09 per common share, for the quarter ended March 31, 2012.  This compares to a net loss of $20,000, or $0.01 per common share, for the quarter ended March 31, 2011.  Excluding a one-time $500,000 legal settlement received in the first quarter of 2011, the net loss available to common shareholders would have been $320,000, or $0.19 per common share, after taxes, for that period.

Credit metrics have improved during the first quarter of 2012.  Nonaccrual loans were $9,804,000 at March 31, 2012, a decrease of $1,390,000, or 12%, from December 31, 2011, representing the lowest level in 12 quarters.  The provision for loan losses was $750,000 in the first quarter of 2012 compared to $900,000 for the fourth quarter of 2011 and $1,050,000 in the first quarter of 2011.  Net charge-offs were $498,000 for the first quarter of 2012 compared to $366,000 for the fourth quarter of 2011 and $814,000 for the first quarter of 2011.  Total nonperforming loans were $9,817,000 at March 31, 2012 compared to $11,215,000 at December 31, 2011.  Total nonperforming loans decreased in the first three months of 2012 due to a decrease in nonaccrual loans, primarily as a result of a large loan relationship that was refinanced at another financial institution.  At March 31, 2012, the allowance for loan losses was $10,068,000, or 3.09% of total loans, compared to $9,816,000, or 2.98% of total loans, at December 31, 2011.  Various regulatory agencies, as an integral part of their examination process, periodically review the Company’s allowance for loan losses and level of provision for loan losses.  Such agencies may require the Company to make additional provisions for loan losses and require that certain loan balances be charged-off or downgraded into criticized loan categories when their credit evaluations differ from those of management at the time of their examination.

At March 31, 2012, the Company’s gross loan portfolio was $326,001,000, down $3,862,000, or 1%, from $329,863,000 at December 31, 2011.  Much of this decrease was the result of a continued lack of demand in our market areas and  the regular pay downs of existing loans, as well as the bank’s current strategic focus on improving credit quality rather than loan growth at this time.  Total deposits of $376,888,000 at March 31, 2012 decreased $4,732,000 from December 31, 2011 primarily due to the seasonality of noninterest-bearing business deposits.

The net interest margin for the first quarter of 2012 was 3.38%, compared to 3.36% for the first quarter of 2011.  Yields on earning assets have compressed year over year as elevated levels of liquidity have been reinvested in lower-yielding investment securities as quality loan demand has been weak and levels of nonaccrual loans remain high.  The decline in yields was more than offset by the decline in the cost of interest-bearing deposits due to the reduction in demand, savings, and time deposits interest rates.

Noninterest income for the quarter ended March 31, 2012 was $985,000.  Excluding a legal settlement of $500,000 and a $55,000 loss on the sale of securities available-for-sale in the first quarter of 2011, noninterest income was $977,000 for the quarter ended March 31, 2011.  The increase in comparable quarterly noninterest income of $8,000 was a result of an increase in mortgage banking income from the sales of residential real estate loans into the secondary market, and an increase in other income from the recovery of loan fees from charged-off loans.  These increases were offset in part by a decline in service fees of $64,000, primarily due to a general decrease in the amount of NSF/overdraft fees resulting from regulatory changes under the Dodd-Frank Wall Street Reform and Consumer Protection Act.

For the first quarter of 2012, noninterest expense, excluding foreclosure/OREO expense, decreased $350,000, or 9%, to $3,727,000 compared to the first quarter of 2011, primarily due to decreased salaries and employee benefits, occupancy expenses, data processing costs, FDIC expense and marketing expenses, partially offset by a $22,000 increase in legal and professional fees.  Foreclosure/OREO expense was $237,000 in the first quarter of 2012 compared to $42,000 in the first quarter of 2011, primarily due to valuation adjustments on OREO properties and net losses on the sales of various foreclosed OREO properties.  First quarter 2012 foreclosure/OREO expense included $80,000 of valuation adjustments against the carrying cost of various foreclosed properties based on appraisals obtained during the quarter compared to $6,000 in such valuation adjustments in the first quarter of 2011.  Net losses on the sale of foreclosed properties were $73,000 for the quarter ended March 31, 2012 compared to net gains on the sale of foreclosed properties of $51,000 for the quarter ended March 31, 2011.

At March 31, 2012 the Bank’s Tier One Capital Leverage ratio was 8.8% and Total Risk-Based capital ratio was 14.5%, compared to 8.7% and 14.2%, respectively, at December 31, 2011.  The Company’s Tier One Capital Leverage ratio was 9.8% and Total Risk-Based capital ratio was 15.9%, compared to 9.6% and 15.6%, respectively, at December 31, 2011.  All ratios are above the regulatory guidelines stipulated in the Bank’s and Company’s agreements with their primary regulators.

As referenced in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2010, the Bank’s board of directors entered into a formal written agreement (the “Agreement”) on November 9, 2010 with the Federal Deposit Insurance Corporation (the “FDIC”) and the Wisconsin Department of Financial Institutions (the “WDFI”) to take certain actions and operate in compliance with the Agreement’s provisions during its term.  The Agreement was based on the results of an examination of the Bank that was performed as of December 31, 2009 during the second quarter of 2010 by the FDIC and WDFI.  As expected, the Company entered into a similar agreement with similar restrictions with its primary regulator, the Federal Reserve Bank of Minneapolis (the “Federal Reserve”), on May 10, 2011.  In consultation with the Federal Reserve on May 12, 2011, the Company exercised its rights to suspend dividends on the outstanding shares of preferred stock that was issued to the U.S. Department of the Treasury as a part of the Capital Purchase Program (the “TARP Preferred Stock”) and has elected to defer interest on the junior subordinated debentures (the “Debentures”) related to its trust preferred securities.  Consequently, the Company will not be able to pay dividends on its common stock until it has fully paid all accrued and unpaid dividends on the Debentures and the TARP Preferred Stock which, as of March 31, 2012, were $197,000 and $628,000, respectively.

Special Note Concerning Forward-Looking Statements

Statements made in this press release which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, including any statements regarding descriptions of management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. These statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” or similar expressions. Investors should note that many factors, some of which may be discussed in this press release, could affect the future financial results of the Company and could cause those results to differ materially from those expressed in forward-looking statements contained in this release. These factors, many of which are beyond the Company’s control, include the following:

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operating, legal and regulatory risks, including the effects of the Dodd-Frank Wall Street Reform and Consumer Protection Act and regulations promulgated thereunder;

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economic, political and competitive forces affecting our banking and wealth management businesses;

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changes in monetary policy and general economic conditions, which may impact our net interest income;

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the risk that our analyses of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; and

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other factors discussed under Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the period ended December 31, 2011 and elsewhere therein and herein, and from time to time in our other filings with the Securities and Exchange Commission after the date of this release.

These factors should be considered in evaluating the forward-looking statements, and you should not place undue reliance on such statements. We specifically disclaim any obligation to update factors or to publicly announce the results of revisions to any of the forward-looking statements or comments included herein to reflect future events or developments.

Mid-Wisconsin Financial Services, Inc.
Consolidated Statements of Operations (Unaudited)
(dollars in thousands)

	For the Three Months Ended
	March 31,
	2012	2011	$ Change	% Change
Interest Income
Loans, including fees	$ 4,453	$ 4,826	($373)	(8%)
Securities:
Taxable	549	638	(89)	(14%)
Tax-exempt	96	101	(5)	(5%)
Other	15	80	(65)	(81%)
Total interest income	5,113	5,645	(532)	(9%)
Interest Expense
Deposits	895	1,286	(391)	(30%)
Short-term borrowings	35	25	10	40%
Long-term borrowings	382	405	(23)	(6%)
Subordinated debentures	51	45	6	13%
Total interest expense	1,363	1,761	(398)	(23%)
Net interest income	3,750	3,884	(134)	(3%)
Provision for loan losses	750	1,050	(300)	(29%)
Net interest income after provision for loan losses	3,000	2,834	166	6%
Noninterest Income
Service fees	189	253	(64)	(25%)
Wealth management	309	310	(1)	0%
Mortgage banking	176	149	27	18%
Loss on sale of investments	0	(55)	55	(100%)
Other	311	765	(454)	(59%)
Total noninterest income	985	1,422	(437)	(31%)
Noninterest Expense
Salaries and employee benefits	1,998	2,131	(133)	(6%)
Occupancy	434	484	(50)	(10%)
Data processing	154	173	(19)	(11%)
Foreclosure/OREO expense	237	42	195	464%
Legal and professional fees	189	167	22	13%
FDIC expense	257	314	(57)	(18%)
Other	695	808	(113)	(14%)
Total noninterest expense	3,964	4,119	(155)	(4%)
Income before income taxes	21	137	(116)	(85%)
Income tax benefit	0	(3)	3	(100%)
Net income	$ 21	$ 140	($119)	(85%)
Preferred stock dividends, discount and premium	(162)	(160)	(2)	(1%)
Net loss available to common equity	($141)	($20)	($121)	605%
3 Mid-Wisconsin Financial Services, Inc.
Financial Data (Unaudited)
	For the Three Months Ended
	March 31,
PER SHARE DATA	2012	2011
Loss per common share:
Basic and diluted	($0.09)	($0.01)
Book value per common share	$ 17.50	$ 19.81
Weighted average common shares outstanding:
Basic and diluted	1,657,119	1,652,189
Stock Price Information:
High Bid	$ 3.50	$ 8.05
Low Bid	3.10	7.80
Bid price at quarter end	3.10	8.00
KEY RATIOS
Return on average common equity	(1.94%)	(0.25%)
Average equity to average assets	8.22%	8.58%
Net interest margin (FTE) (1)	3.38%	3.36%
Net charge-offs to average loans	0.15%	0.24%
(1) The yield on tax-exempt loans and investment securities is computed on a tax-equivalent basis using a federal tax rate of 34% and excluding disallowed interest expense.

Mid-Wisconsin Financial Services, Inc.
Selected Asset Quality Information (Unaudited)
(dollars in thousands)

Allowance for loan losses	March 31, 2012	December 31, 2011
Beginning balance	$ 9,816	$ 9,471
Provision for loan losses	750	4,750
Charge-offs	(652)	(4,988)
Recoveries	154	583
Ending balance	$ 10,068	$ 9,816

Credit Quality	March 31, 2012	December 31, 2011
Nonaccrual loans
Commercial	$ 5,721	$ 7,329
Agricultural	322	134
Real estate residential	3,751	3,726
Installment	10	5
Total nonaccrual loans	9,804	11,194
Accruing loans past due 90 days or more	13	21
Total nonperforming loans	9,817	11,215
Other real estate owned	4,164	4,404
Other repossessed assets	0	60
Total nonperforming assets (1)	$ 13,981	$ 15,679
Ratios
Nonperforming loans to total loans	3.01%	3.40%
Nonperforming assets to total loans plus OREO	4.23%	4.69%
Nonperforming assets to total assets	2.89%	3.21%
Allowance for loan losses to nonperforming loans	103%	88%
Allowance for loan losses to total loans at end of period	3.09%	2.98%

(1) Beginning in 2012, the Company changed its definition of nonperforming assets to include nonaccrual loans, loans past due 90 day or more and still accruing interest, other real estate owned and other repossessed assets.

Mid-Wisconsin Financial Services, Inc.
Consolidated Balance Sheets
(dollars in thousands)

	March 31, 2012	December 31, 2011
	(Unaudited)	(Audited)	$ Change
Assets
Cash and due from banks	$ 11,212	$ 18,278	($7,066)
Interest-bearing deposits in other financial institutions	22,985	10	22,975
Federal funds sold and securities purchased under agreements to sell	1,412	13,072	(11,660)
Investment securities available-for-sale, at fair value	107,658	110,376	(2,718)
Loans held for sale	612	2,163	(1,551)
Loans	326,001	329,863	(3,862)
Less: Allowance for loan losses	(10,068)	(9,816)	(252)
Loans, net	315,933	320,047	(4,114)
Accrued interest receivable	1,790	1,640	150
Premises and equipment, net	7,785	7,943	(158)
Other investments, at cost	2,151	2,616	(465)
Other real estate owned	4,164	4,404	(240)
Deferred tax asset, net of $2,911 valuation allowance	1,250	1,179	71
Other assets	6,143	6,448	(305)
Total assets	$ 483,095	$ 488,176	($5,081)
Liabilities and Stockholders' Equity
Noninterest-bearing deposits	$ 66,140	$ 70,790	($4,650)
Interest-bearing deposits	310,748	310,830	(82)
Total deposits	376,888	381,620	(4,732)
Short-term borrowings	15,611	13,655	1,956
Long-term borrowings	38,061	40,061	(2,000)
Subordinated debentures	10,310	10,310	0
Accrued interest payable	833	878	(45)
Accrued expenses and other liabilities	2,102	2,139	(37)
Total liabilities	443,805	448,663	(4,858)
Total stockholders' equity	39,290	39,513	(223)
Total liabilities and stockholders' equity	$ 483,095	$ 488,176	($5,081)

Mid-Wisconsin Financial Services, Inc.
Interest Margin Analysis (Unaudited)
	For the Three Months Ended
	March 31,
	2012	2011
EARNING ASSETS
Loans (1) (2)	5.46%	5.78%
Investment securities:
Taxable	2.32%	2.89%
Tax-exempt (2)	4.64%	4.99%
Interest-bearing deposits in other financial institutions	0.17%	0.00%
Federal funds sold	0.09%	0.14%
Securities purchased under agreements to sell	0.00%	1.37%
Other interest earning-assets	1.24%	1.01%
Total earning assets	4.59%	4.86%
INTEREST-BEARING LIABILITIES
Interest-bearing demand	0.43%	0.51%
Savings deposits	0.73%	0.78%
Time deposits	1.72%	2.26%
Short-term borrowings	0.91%	0.99%
Long-term borrowings	4.00%	3.86%
Subordinated debentures	1.99%	1.77%
Total interest-bearing liabilities	1.47%	1.79%
Net interest rate spread (1) (2)	3.12%	3.07%
Net interest rate margin (1) (2)	3.38%	3.36%
AVERAGE BALANCE SHEET (in thousands)
Loans	$ 329,446	$ 339,737
Interest-bearing deposits	309,274	391,976
Assets	479,679	501,359
Stockholders' equity	39,445	43,019
(1) Non-accrual loans are included in the daily average loan balances outstanding.
(2) The yield on tax-exempt loans and investment securities is computed on a tax-equivalent basis using a federal tax rate of 34% and adjusted for the disallowance of interest expense.

Mid-Wisconsin Financial Services, Inc.
Consolidated Statements of Operations - Quarterly Trend (Unaudited)
(dollars in thousands, except per share data)

	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Interest income
Loans, including fees	$ 4,453	$ 4,810	$ 4,598	$ 4,676	$ 4,826
Securities
Taxable	549	583	651	691	638
Tax-exempt	96	100	102	100	101
Other	15	14	17	52	80
Total interest income	5,113	5,507	5,368	5,519	5,645
Interest expense
Deposits	895	993	1,104	1,183	1,286
Short-term borrowings	35	35	35	27	25
Long-term borrowings	382	391	410	408	405
Subordinated debentures	51	48	45	45	45
Total interest expense	1,363	1,467	1,594	1,663	1,761
Net interest income	3,750	4,040	3,774	3,856	3,884
Provision for loan losses	750	900	900	1,900	1,050
Net interest income after provision for loan losses	3,000	3,140	2,874	1,956	2,834
Noninterest income
Service fees	189	222	226	252	253
Wealth management	309	324	317	336	310
Mortgage banking	176	196	94	84	149
Loss on sale of investments	0	0	0	0	(55)
Other	311	276	278	260	765
Total noninterest income	985	1,018	915	932	1,422
Noninterest expense
Salaries and employee benefits	1,998	2,201	2,133	2,096	2,131
Occupancy	434	427	432	426	484
Data processing	154	166	167	161	173
Foreclosure/OREO expenses	237	425	261	129	42
Legal and professional fees	189	281	219	224	167
FDIC expense	257	255	263	285	314
Other	695	992	709	816	808
Total noninterest expense	3,964	4,747	4,184	4,137	4,119
Income (loss) before income taxes	21	(589)	(395)	(1,249)	137
Income tax (benefit) expense	0	2,622	(209)	(549)	(3)
Net income (loss)	$ 21	($3,211)	($186)	($700)	$ 140
Preferred stock dividends, discount and premium	(162)	(162)	(160)	(162)	(160)
Net loss available to common equity	($141)	($3,373)	($346)	($862)	($20)
Basic and diluted loss per common share	($0.09)	($2.04)	($0.21)	($0.52)	($0.01)